Spartan®

Arizona
Municipal

Funds

Annual Report

August 31, 2001

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Spartan Arizona Municipal Income Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Spartan Arizona Municipal Money Market Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

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(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Bleak economic news during the summer led to nearly across-the-board weakness in stock prices, which pulled several major equity indexes near or below their April 2001 lows. Through August 31, nearly every major sector of the market - from technology to financial services - had a negative year-to-date return. Fixed-income investments provided a cushion from the equity fallout, with most bond categories returning 6% to 9% so far this year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Spartan Arizona Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Life of fund
Spartan® Arizona Municipal Income	9.70%	36.18%	59.36%
LB Arizona 4 Plus Year Enhanced Municipal Bond	9.92%	39.65%	n/a*
Arizona Municipal Debt Funds Average	8.91%	32.67%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on October 11, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® Arizona 4 Plus Year Enhanced Municipal Bond Index - a market value-weighted index of Arizona investment-grade municipal bonds with maturities of four years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Arizona municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 43 mutual funds. These benchmarks will include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Life of fund
Spartan Arizona Municipal Income	9.70%	6.37%	6.99%
LB Arizona 4 Plus Year Enhanced Municipal Bond	9.92%	6.91%	n/a*
Arizona Municipal Debt Funds Average	8.91%	5.81%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Spartan Arizona Municipal Income Fund
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Spartan® Arizona Municipal Income Fund on October 31, 1994, shortly after the fund started. As the chart shows, by August 31, 2001, the value of the investment would have grown to $16,217 - a 62.17% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market-value oriented index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $16,615 - a 66.15% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

Annual Report

Spartan Arizona Municipal Income Fund
Performance - continued

Total Return Components

	Years ended August 31,
	2001	2000	1999	1998	1997
Dividend returns	4.65%	4.85%	4.13%	4.55%	4.80%
Capital returns	5.05%	1.84%	-3.75%	2.61%	3.36%
Total returns	9.70%	6.69%	0.38%	7.16%	8.16%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended August 31, 2001	Past 1 month	Past 6 months	Past 1 Year
Dividends per share	3.83¢	23.60¢	47.50¢
Annualized dividend rate	4.03%	4.24%	4.35%
30-day annualized yield	3.46%	-	-
30-day annualized tax-equivalent yield	5.65%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.18 over the past one month, $11.04 over the past six months and $10.93 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 38.75% combined effective federal and state income tax bracket. The tax-equivalent yield also reflects that a portion of the fund's income was subject to state taxes, but does not reflect the payment of the federal alternative minimum tax, if applicable.

Annual Report

Spartan Arizona Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

A three percentage point reduction in the fed funds target rate, abundant new issuance met by firm demand and generally steady tax-free returns paced the overall municipal bond market during the one-year period ending August 31, 2001. In that time, municipal bonds - as measured by the Lehman Brothers Municipal Bond Index - had a positive return in 10 of the past 12 months. For the overall 12-month period, the Lehman Brothers muni bond index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 10.19%. In response to the significant weakness in corporate profitability and subsequent volatility in U.S. equity markets, the Federal Reserve Board slashed key short-term interest rates seven times during the past year, lowering the fed funds target rate - the rate banks charge each other for overnight loans - from 6.50% at the outset of 2001 to 3.50% by the end of August, its lowest level since 1994. While the Fed's efforts had little initial effect in restoring order to the economy, municipal bond investors reacted favorably to the news. Although taxable bonds had a higher annual return in percentage terms - the Lehman Brothers Aggregate Bond Index, a benchmark of the overall taxable bond market, gained 12.35% during the past 12 months - municipal bonds compared favorably on an after-tax return basis.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Spartan Arizona Municipal Income Fund

Q. How did the fund perform, Christine?

A. For the 12-month period ending August 31, 2001, the fund had a total return of 9.70%. To get a sense of how the fund did relative to its competitors, the Arizona municipal debt funds average returned 8.91% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Arizona 4 Plus Year Enhanced Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 9.92%.

Q. What was behind the fund's strong performance?

A. Falling interest rates provided a boost for the Arizona municipal bond market and were the primary contributor to the fund's returns during the past year. The Federal Reserve Board cut interest rates four times from March through August. Those actions, coupled with three cuts earlier in the year, brought short-term interest rates down to their lowest level since 1994. As interest rates declined, bond yields generally fell and most bond prices - which move in the opposite direction of yields - rose. The fund's outperformance of its peers was due in part to the fact that I kept its overall interest-rate sensitivity in line with the duration of the market as a whole, while focusing on valuation opportunities within the Arizona market.

Annual Report

Spartan Arizona Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. Why was interest-rate sensitivity such an important factor?

A. There was a fair amount of interest-rate volatility during the period, making it somewhat perilous to have too much or too little sensitivity at the wrong time. At Fidelity, our approach is to emphasize security valuation across the maturity spectrum rather than speculate over the direction of interest rates. Although this approach occasionally may cause less favorable short-term performance comparisons, it has produced competitive long-term results.

Q. Arizona's economy has slowed in 2001. Have you altered your investment strategy in response to weaker conditions?

A. Not really, because entering the period I already had positioned the fund anticipating economic weakness. I maintained the fund's relatively high credit quality, with 90% of its investments in bonds rated A or higher by Moody's Investors Service or Standard & Poor's® at the end of the period. In addition, approximately one-third of the fund's investments were insured, meaning their principal and interest payments - but not their prices - are guaranteed by a municipal bond insurer. My emphasis on these investment-grade and insured bonds reflected that, for the most part, I didn't feel lower-quality bonds offered enough incentive in the form of additional yield for their increased risk, especially given the potential for the economy to weaken further. I also continued to keep a smaller weighting - relative to the overall Arizona municipal market - in economically sensitive general obligation bonds. Instead, I favored bonds issued by entities backed by the revenues they generate, including recession-resilient sectors such as education and bonds backed by special taxes such as transportation.

Q. Were there any disappointments?

A. Yes, there were, and they related to the fund's positioning in high-quality investments. In recent months, some lower-quality bonds - particularly health care securities - outpaced higher quality bonds. Here's why: Lower-quality bonds typically carry higher yields as compensation for the fact that they can expose investors to more credit risk. As interest rates fell, increasing numbers of investors purchased higher-yielding, lower-quality bonds in search of higher levels of tax-free income. But given my view that the outperformance of lower-quality bonds would be short-lived as the economy weakened, I didn't alter my focus on high-quality bonds.

Q. What's your outlook for the Arizona municipal bond market?

A. With the events that took place on September 11, 2001, shortly after close of the period, it's extremely difficult to predict the market's short-term reaction and how the events will affect the U.S. economy over the longer term. What can be said is that the balance between supply and demand will be a dominant factor influencing the Arizona municipal bond market's performance over the near term. The supply of Arizona municipals has increased somewhat so far this year as issuers sought to lock in low interest rates by issuing new or refinancing older, more expensive debt. That trend may well continue throughout the balance of the year. Demand will depend on the asset allocation decisions of individuals and institutions, although the demand for high-quality Arizona bonds has been strong during most of the past year. That said, interest rates will be the key driver of municipal bond performance.

Annual Report

Spartan Arizona Municipal Income Fund
Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income exempt from federal income tax and Arizona personal income tax

Fund number: 434

Trading symbol: FSAZX

Start date: October 11, 1994

Size: as of August 31, 2001, more than $50 million

Manager: Christine Thompson, since 1998; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1985

Christine Thompson on the Arizona economy:

"As is the case with most states across the country, Arizona's economy has slowed significantly during the past year. The state's high-tech sector has been hit particularly hard as business spending slowed. The hotel and lodging industry also has experienced a drop-off in business as declining corporate profits have prompted corporations to rein in their spending on business conferences, conventions and other business activities. The manufacturing and the service sectors also have experienced slowing conditions. While jobs have been lost as these and other sectors make cutbacks, the state's job growth is faster than the nation as a whole. Fortunately, the residential real estate market has remained reasonably strong, despite rising unemployment."

  At the end of the period, the fund had 7.2% of net assets in bonds issued by Puerto Rico. As a territory of the United States, Puerto Rico can issue bonds that are free from taxes in all 50 states. When the supply of Arizona municipals is limited or their prices expensive, the manager occasionally invests in Puerto Rico bonds.

Annual Report

Spartan Arizona Municipal Income Fund

Investment Changes

Top Five Sectors as of August 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Special Tax	30.7	25.4
General Obligations	30.0	31.4
Electric Utilities	12.8	4.6
Health Care	8.5	8.4
Education	6.1	7.2
Average Years to Maturity as of August 31, 2001
		6 months ago
Years	10.5	11.4
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of August 31, 2001
6 months ago
Years	6.4	6.2

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of August 31, 2001	As of February 28, 2001
Aaa 53.1%	Aaa 53.4%
Aa, A 37.0%	Aa, A 43.2%
Baa 4.6%	Baa 3.4%
Not Rated 0.6%	Not Rated 0.0%
Short-term Investments 4.7%	Short-term Investments 0.0%

Where Moody's ratings are not available, we have used S&P ratings. Amounts shown are as a percentage of the fund's investments.

Annual Report

Spartan Arizona Municipal Income Fund

Investments August 31, 2001

Showing Percentage of Net Assets

Municipal Bonds - 99.5%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Arizona - 92.3%
Arizona Health Facilities Auth. Hosp. Sys. Rev.:
(Phoenix Children's Hosp. Proj.) Series A, 6.25% 11/15/29	A3	$ 1,000,000	$ 1,049,020
(Saint Lukes Health Sys. Proj.) 7.25% 11/1/14 (Pre-Refunded to 11/1/03 @ 102) (e)	Aaa	330,000	362,172
Arizona Pwr. Auth. Pwr. Resources Rev. 5% 10/1/09	Aa2	1,000,000	1,077,120
Arizona School Facilities Board Rev. 5.25% 7/1/04	Aaa	415,000	440,855
Arizona Student Ln. Aquisition Auth. Student Ln. Rev. Sub Series B1, 6.15% 5/1/29 (d)	A2	500,000	525,325
Arizona Trans. Board Excise Tax Rev. (Maricopa County Reg'l. Area Road Fund Prog.):
Series 1993 A, 5.6% 7/1/03 (AMBAC Insured)	Aaa	1,500,000	1,579,125
Series A:
5.75% 7/1/05 (AMBAC Insured)	Aaa	400,000	437,132
6.5% 7/1/04 (AMBAC Insured)	Aaa	100,000	109,531
Series B, 6% 7/1/05 (AMBAC Insured)	Aaa	150,000	165,263
Arizona Trans. Board Hwy. Rev. 5.75% 7/1/19	Aa1	670,000	720,150
Arizona Univ. Rev. 6% 7/1/06	A1	1,000,000	1,112,900
Central Arizona Wtr. Conservation District Contract Rev. (Central Arizona Proj.):
Series A:
5.5% 11/1/09	A1	1,000,000	1,109,520
5.5% 11/1/10	A1	375,000	416,055
Series B, 6.3% 11/1/02 (MBIA Insured)	Aaa	200,000	205,106
Chandler Gen. Oblig.:
6.25% 7/1/10	Aa2	500,000	579,010
6.5% 7/1/10 (MBIA Insured)	Aaa	200,000	237,570
6.5% 7/1/11 (MBIA Insured)	Aaa	225,000	269,201
Chandler Wtr. & Swr. Rev. 5.5% 7/1/15 (MBIA Insured)	Aaa	1,000,000	1,058,560
Cochise County Unified School District #68 (Sierra Vista Proj.) Series B, 9% 7/1/02 (FGIC Insured)	Aaa	200,000	210,248
Glendale Indl. Dev. Auth. Edl. Facilities Rev. (American Graduate School Int'l. Proj.) 6.55% 7/1/06 (AMBAC Insured) (Pre-Refunded to 7/1/05 @ 101) (e)	AAA	150,000	169,773
Maricopa County Hosp. Rev. (Sun Health Corp. Proj.) 6.125% 4/1/18	Baa1	300,000	305,508
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Arizona - continued
Maricopa County Indl. Dev. Auth. Health Facilities Rev. (Catholic Health Care West Proj.):
Series 1998 A, 5% 7/1/16	Baa2	$ 730,000	$ 655,347
Series A, 5% 7/1/03	Baa2	500,000	507,080
Maricopa County Indl. Dev. Auth. Hosp. Facilities Rev. (Mayo Clinic Hosp. Proj.) 5.25% 11/15/37	AA+	1,000,000	1,017,700
Maricopa County School District #1 Phoenix Elementary Second Series, 0% 7/1/05 (MBIA Insured)	Aaa	500,000	439,920
Maricopa County School District #14 Creighton 6.5% 7/1/04 (FGIC Insured)	Aaa	200,000	219,062
Maricopa County School District #28 Kyrene Elementary Series C:
0% 7/1/07 (FGIC Insured)	Aaa	955,000	767,686
0% 1/1/10 (FGIC Insured)	Aaa	1,525,000	1,070,260
Maricopa County School District #3 Temple Elementary 0% 7/1/08 (AMBAC Insured)	Aaa	500,000	382,565
Maricopa County School District #4 Mesa Univ. 5.25% 7/1/04 (FSA Insured)	Aaa	300,000	318,522
Maricopa County Unified School District #41 Gilbert 0% 1/1/06 (FGIC Insured)	Aaa	1,000,000	857,010
Maricopa County Unified School District #80 Chandler 6.6% 7/1/06 (FGIC Insured)	Aaa	400,000	456,888
Mesa Gen. Oblig. 5.7% 7/1/03 (FGIC Insured)	Aaa	250,000	263,630
Mesa Indl. Dev. Auth. Rev. (Discovery Health Sys. Proj.) Series A, 5.375% 1/1/14 (MBIA Insured)	Aaa	500,000	538,655
Mesa Street & Hwy. Rev. 6.5% 7/1/11 (FSA Insured)	Aaa	500,000	598,225
Mohave County Indl. Dev. Auth. Indl. Dev. Rev. (North Star Steel Co. Proj.) Series B, 5.5% 12/1/20 (d)	A+	250,000	250,660
Navajo County Poll. Cont. Corp. Rev. (Pub. Svc. Co. Proj.) Series A, 5.875% 8/15/28	A3	200,000	202,830
Phoenix Arpt. Rev. Series D, 6.4% 7/1/12 (MBIA Insured) (d)	Aaa	810,000	881,685
Phoenix Civic Impt. Corp. Arpt. Excise Tax Rev.:
5% 7/1/03 (d)	Aa2	500,000	519,450
5.25% 7/1/09 (d)	Aa2	400,000	431,616
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Arizona - continued
Phoenix Civic Impt. Corp. Excise Tax Rev. (Muni. Courthouse Proj.) Series A:
5.375% 7/1/29	Aa2	$ 560,000	$ 578,934
5.5% 7/1/11	Aa2	200,000	220,046
5.75% 7/1/15	Aa2	675,000	743,364
Phoenix Civic Impt. Corp. Muni. Facilities Excise Tax Rev.:
5.75% 7/1/10 (FGIC Insured)	Aaa	340,000	385,030
5.75% 7/1/12 (FGIC Insured)	Aaa	1,250,000	1,407,463
5.75% 7/1/14 (FGIC Insured)	Aaa	1,000,000	1,119,660
Phoenix Civic Impt. Corp. Wastewtr. Sys. Rev. 6% 7/1/19 (FGIC Insured) (Pre-Refunded to 7/1/10 @ 101) (e)	Aaa	1,500,000	1,742,520
Phoenix Civic Impt. Corp. Wtr. Sys. Rev.:
Series 2001, 5.5% 7/1/24 (FGIC Insured)	Aaa	1,000,000	1,095,100
5.45% 7/1/19 (Pre-Refunded to 7/1/04 @ 102) (e)	Aa3	500,000	543,475
6.375% 7/1/05	Aa3	400,000	445,448
Phoenix Gen. Oblig.:
Series 1995 A, 6% 7/1/11	Aa1	1,485,000	1,722,273
Series A, 7.5% 7/1/08	Aa1	510,000	624,153
7.5% 7/1/04	Aa1	1,190,000	1,334,347
Phoenix Street & Hwy. User Rev. 6.25% 7/1/11 (MBIA Insured)	Aaa	250,000	261,688
Pima County Indl. Dev. Auth. Rev. (HealthPartners Proj.) Series A, 5.625% 4/1/14 (MBIA Insured)	Aaa	200,000	215,486
Pima County Unified School District #1 Tucson 7.5% 7/1/10 (FGIC Insured)	Aaa	250,000	314,370
Pima County Unified School District #12 Sunnyside 5% 7/1/11 (FSA Insured)	Aaa	855,000	919,869
Scottsdale Gen. Oblig. 5.5% 7/1/09	Aaa	100,000	111,062
Scottsdale Muni. Property Corp. Excise Tax Rev. 5.5% 7/1/07 (b)	Aa1	1,500,000	1,615,437
Scottsdale Street & Hwy. User Rev. 5.5% 7/1/07	Aa3	500,000	550,205
Scottsdale Wtr. & Swr. Rev. (1989 Proj.) Series E, 7% 7/1/07	Aa1	150,000	176,364
Tempe Gen. Oblig. Series 2001 A, 6% 7/1/10	Aa1	600,000	690,546
Tempe Union High School District #213:
(1994 Proj.) Series B, 7% 7/1/03 (FGIC Insured)	Aaa	400,000	430,464
7% 7/1/08 (FGIC Insured)	Aaa	310,000	370,546
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Arizona - continued
Tucson Gen. Oblig.:
Series A, 6% 7/1/13	Aa2	$ 800,000	$ 931,208
6.75% 7/1/03 (FGIC Insured)	Aaa	200,000	214,610
Tucson Street & Hwy. User Rev.:
Series 1994 B, 7.5% 7/1/11 (MBIA Insured)	Aaa	1,015,000	1,292,197
Series 1994 C, 7% 7/1/11 (FGIC Insured)	Aaa	500,000	618,320
Series A, 7% 7/1/11 (MBIA Insured)	Aaa	300,000	370,992
6% 7/1/10 (MBIA Insured)	Aaa	400,000	460,364
Tucson Wtr. Rev. Series 1994 C, 6.75% 7/1/07 (FGIC Insured)	Aaa	200,000	233,120
Univ. of Arizona Ctfs. of Prtn. (Univ. of Arizona Parking & Student Hsg. Proj.) 5.75% 6/1/24 (AMBAC Insured)	Aaa	500,000	534,730
Univ. of Arizona Univ. Rev.:
5.25% 6/1/13 (FSA Insured)	Aaa	500,000	529,265
6.375% 6/1/05	A1	400,000	417,980
Yuma County Hosp. District #1 6.35% 11/15/07 (Escrowed to Maturity) (e)	-	265,000	293,935
Yuma Muni. Property Corp. Rev. 5% 7/1/13 (AMBAC Insured)	Aaa	750,000	790,598
			46,823,104
Puerto Rico - 7.2%
Puerto Rico Commonwealth Gen. Oblig. 5.5% 7/1/11 (FGIC Insured) (b)	Aaa	1,000,000	1,096,500
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev.:
Series W, 5.5% 7/1/17	Baa1	100,000	103,087
Series Y, 5.5% 7/1/36 (FSA Insured)	Aaa	500,000	541,690
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev.:
Series 2000 C, 6% 7/1/29	Baa1	500,000	562,265
Series B, 6% 7/1/31	Baa1	250,000	280,740
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Series HH, 5.25% 7/1/29 (FSA Insured)	Aaa	1,000,000	1,032,000
			3,616,282
TOTAL MUNICIPAL BONDS (Cost $47,792,439)			50,439,386
Municipal Notes - 4.9%
	Principal Amount	Value (Note 1)
Arizona - 4.9%
Maricopa County Indl. Dev. Auth. Indl. Dev. Rev. (Citizens Communications Co. Proj.) Series 2001, 4.35% tender 9/7/01, CP mode (d)	$ 500,000	$ 500,000
Maricopa County Poll. Cont. Rev. (Arizona Pub. Svc. Co. Palo Verde Proj.) Series 1994 B, 2.45%, LOC Morgan Guaranty Trust Co., NY, VRDN (c)	2,000,000	2,000,000
TOTAL MUNICIPAL NOTES (Cost $2,500,000)		2,500,000
TOTAL INVESTMENT PORTFOLIO - 104.4% (Cost $50,292,439)		52,939,386
NET OTHER ASSETS - (4.4)%		(2,223,417)
NET ASSETS - 100%		$ 50,715,969
Security Type Abbreviations
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	87.4%	AAA, AA, A	88.3%
Baa	4.6%	BBB	2.8%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.6%.
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
Special Tax	30.7%
General Obligations	30.0
Electric Utilities	12.8
Health Care	8.5
Education	6.1
Escrowed/Pre-Refunded	6.1
Water & Sewer	6.1
Others* (individually less than 5%)	(0.3)
100.0%
* Includes net other assets.
Purchases and sales of securities, other than short-term securities, aggregated $24,297,124 and $9,478,207, respectively.
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $50,370,295. Net unrealized appreciation aggregated $2,569,091, all of which was related to appreciated investment securities.

During the fiscal year ended August 31, 2001, 100.00% of the fund's income dividends was free from federal income tax, and 7.32% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Arizona Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001
Assets
Investment in securities, at value (cost $50,292,439) - See accompanying schedule		$ 52,939,386
Cash		1,678,776
Receivable for fund shares sold		78,140
Interest receivable		441,883
Other receivables		12,523
Total assets		55,150,708
Liabilities
Payable for investments purchased Regular delivery	$ 1,734,447
Delayed delivery	2,629,750
Distributions payable	47,985
Accrued management fee	22,557
Total liabilities		4,434,739
Net Assets		$ 50,715,969
Net Assets consist of:
Paid in capital		$ 48,052,824
Undistributed net investment income		3,646
Accumulated undistributed net realized gain (loss) on investments		12,552
Net unrealized appreciation (depreciation) on investments		2,646,947
Net Assets, for 4,504,663 shares outstanding		$ 50,715,969
Net Asset Value, offering price and redemption price per share ($50,715,969 ÷ 4,504,663 shares)		$11.26

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Arizona Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Year ended August 31, 2001
Investment Income Interest		$ 1,967,807
Expenses
Management fee	$ 227,705
Non-interested trustees' compensation	143
Total expenses before reductions	227,848
Expense reductions	(56,615)	171,233
Net investment income		1,796,574
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		142,868
Change in net unrealized appreciation (depreciation) on investment securities		1,988,384
Net gain (loss)		2,131,252
Net increase (decrease) in net assets resulting from operations		$ 3,927,826

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Arizona Municipal Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended August 31, 2001	Year ended August 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 1,796,574	$ 1,376,478
Net realized gain (loss)	142,868	1,549
Change in net unrealized appreciation (depreciation)	1,988,384	625,970
Net increase (decrease) in net assets resulting from operations	3,927,826	2,003,997
Distributions to shareholders From net investment income	(1,800,929)	(1,375,127)
From net realized gain	(3,458)	(1,549)
In excess of net realized gain	-	(9,168)
Total distributions	(1,804,387)	(1,385,844)
Share transactions Net proceeds from sales of shares	20,187,018	14,362,543
Reinvestment of distributions	1,269,285	1,010,735
Cost of shares redeemed	(7,092,859)	(11,422,361)
Net increase (decrease) in net assets resulting from share transactions	14,363,444	3,950,917
Redemption fees	7,635	10,061
Total increase (decrease) in net assets	16,494,518	4,579,131
Net Assets
Beginning of period	34,221,451	29,642,320
End of period (including undistributed net investment income of $3,646 and $7,039, respectively)	$ 50,715,969	$ 34,221,451
Other Information Shares
Sold	1,843,285	1,380,229
Issued in reinvestment of distributions	115,926	96,992
Redeemed	(646,735)	(1,099,530)
Net increase (decrease)	1,312,476	377,691

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended August 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 10.720	$ 10.530	$ 10.980	$ 10.740	$ 10.460
Income from Investment Operations Net investment income	.472 B	.486 B	.458	.473	.483
Net realized and unrealized gain (loss)	.542	.189	(.412)	.279	.351
Total from investment operations	1.014	.675	.046	.752	.834
Less Distributions
From net investment income	(.475)	(.485)	(.458)	(.473)	(.484)
From net realized gain	(.001)	(.001)	(.016)	(.040)	(.070)
In excess of net realized gain	-	(.003)	(.024)	-	-
Total distributions	(.476)	(.489)	(.498)	(.513)	(.554)
Redemption fees added to paid in capital	.002	.004	.002	.001	.000
Net asset value, end of period	$ 11.260	$ 10.720	$ 10.530	$ 10.980	$ 10.740
Total Return A	9.70%	6.69%	0.38%	7.16%	8.16%
Ratios to Average Net Assets
Expenses before expense reductions	.55%	.55%	.55%	.55%	.55%
Expenses net of voluntary waivers, if any	.55%	.55%	.55%	.55%	.55%
Expenses net of all reductions	.41% C	.48% C	.54% C	.54% C	.53% C
Net investment income	4.32%	4.67%	4.21%	4.35%	4.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,716	$ 34,221	$ 29,642	$ 24,606	$ 19,766
Portfolio turnover rate	24%	37%	12%	25%	27%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Arizona Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income, but does not include the effect of the fund's $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Life of fund
Spartan AZ Municipal Money Market	3.23%	17.48%	25.80%
All Tax-Free Money Market Funds Average	3.00%	16.09%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on October 11, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all tax-free money market funds average, which reflects the performance of all tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 514 money market funds.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Life of fund
Spartan AZ Municipal Money Market	3.23%	3.27%	3.38%
All Tax-Free Money Market Funds Average	3.00%	3.03%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

Spartan Arizona Municipal Money Market Fund
Performance - continued

Yields

	9/3/01	5/28/01	2/26/01	11/27/00	8/28/00

Spartan Arizona Municipal Money Market	1.84%	2.81%	3.27%	3.93%	3.81%

All Tax-Free Money Market Funds Average	1.78%	2.59%	2.69%	3.72%	3.56%

Spartan Arizona Municipal Money Market - Tax-equivalent	3.02%	4.60%	5.34%	6.42%	6.21%

Portion of fund's income subject to state taxes	3.33%	7.28%	1.03%	7.44%	7.03%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all tax-free money market funds average tracked by iMoneyNet, Inc. Or, you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 38.75%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money fund will maintain a $1 share price.

Annual Report

Spartan Arizona Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Norm Lind, Portfolio Manager of Spartan Arizona Municipal Money Market Fund

Q. Norm, what was the investment environment like during the 12 months that ended August 31, 2001?

A. The backdrop shifted significantly over the course of the period. In mid-2000, data emerged showing that the U.S. economy was slowing, largely due to a series of hikes in short-term interest rates implemented by the Federal Reserve Board from mid-1999 through May 2000. This data indicated that the Fed had apparently achieved its goal of slowing growth to sustainable levels that would not spur inflation. However, economic growth slowed even more significantly than expected through the end of 2000 amid a decline in industrial production, diminished corporate spending, struggling stock markets and high energy prices. In response, the Fed started 2001 by implementing a surprise half-percentage point cut in the rate banks charge each other for overnight loans, known as the fed funds target rate, on January 3. From that point, the Fed embarked on an aggressive rate-cutting program, aiming to revive the economy as energy prices came off their peaks and inflation remained under control. The Fed lowered the target rate a total of seven times from January 2001 through the end of the period, bringing the rate from 6.50% at the beginning of the year to 3.50% at the end of August 2001.

Q. Were there any developments of note specific to the municipal money market during the period?

A. Yes, there were. Municipal money market funds did not experience the same kind of cash inflows and outflows that usually occur at different points during the year. For example, investors typically take assets out of money market funds in December and April in order to meet tax payments, and January usually brings with it a significant influx of new assets to money market funds. This year, however, withdrawals in December were lower than anticipated, and inflows in January were higher than normal. There were two main reasons for this anomaly. First, yields in the municipal money market remained attractive relative to alternatives in the taxable market. Second, with the equity markets experiencing some protracted struggles, investors were attracted to less-volatile investments such as money market funds.

Q. What was your strategy with the fund?

A. The typical approach when the Fed lowers short-term rates is to lengthen the average maturity of the fund in order to lock in higher yields before they decline. Over the course of the period, however, longer-term fixed-rate notes did not offer particular relative value, due to a combination of a lack of new issue supply and strong investor demand for money market securities. Within this backdrop, my focus was on finding pockets along the yield curve that looked to me to be the most attractive at given points in time. In September, December, January and April, yields reflected the effects of cash flows into and out of the money market more than the market's overall fundamental interest-rate outlook. In anticipation of and in response to these events, I moved the fund into and out of very short-term securities as their relative value improved or declined at those times. I also paid particular attention to events transpiring in California related to that neighboring state's power crisis. At this juncture, it appears that the utility problems in California should not negatively affect the Arizona money market.

Annual Report

Spartan Arizona Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on August 31, 2001, was 1.87%, compared to 3.82% 12 months ago. The more recent seven-day yield was the equivalent of a 3.06% taxable rate of return for Arizona investors in the 38.75% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through August 31, 2001, the fund's 12-month total return was 3.23%, compared to 3.00% for the all tax-free money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook?

A. The Fed remains vigilant, ready to intervene with lower rates to stimulate the economy should growth remain anemic. By doing so, the Fed appears ready to prevent the economy from falling into a full-blown recession. I believe we will see lower rates over the next few months, but looking out further to how the economy will fare next year, the picture is much more murky. The economy could improve, leading the Fed to abandon its easing monetary policy. As a result of this uncertainty, I intend to continue to look for attractive opportunities along the yield curve until I can get a better feel for how the economy might fare going forward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: Effective October 1, 2001, Mike Marchese became Portfolio Manager of Spartan Arizona Municipal Money Market Fund.

Fund Facts

Goal: seeks a high level of current income, exempt from federal income tax and Arizona personal income tax

Fund number: 433

Trading symbol: FSAXX

Start date: October 11, 1994

Size: as of August 31, 2001, more than $101 million

Manager: Norm Lind, since 2000; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1986

Annual Report

Spartan Arizona Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 8/31/01	% of fund's investments 2/28/01	% of fund's investments 8/31/00
0 - 30	83.8	79.4	93.1
31 - 90	0.0	0.0	2.8
91 - 180	2.1	17.5	0.0
181 - 397	14.1	3.1	4.1
Weighted Average Maturity
	8/31/01	2/28/01	8/31/00
Spartan Arizona Municipal Money Market Fund	45 Days	36 Days	21 Days
All Tax-Free Money Market Funds Average *	39 Days	38 Days	42 Days
Asset Allocation (% of fund's net assets)
As of August 31, 2001	As of February 28, 2001
Variable Rate Demand Notes (VRDNs) 78.0%	Variable Rate Demand Notes (VRDNs) 75.8%
Commercial Paper (including CP Mode) 2.0%	Commercial Paper (including CP Mode) 2.8%
Tender Bonds 2.0%	Tender Bonds 2.1%
Municipal Notes 0.0%	Municipal Notes 6.2%
Other Investments 16.2%	Other Investments 12.0%
Net Other Assets 1.8%	Net Other Assets 1.1%

*Source: iMoneyNet, Inc.

Annual Report

Spartan Arizona Municipal Money Market Fund

Investments August 31, 2001

Showing Percentage of Net Assets

Municipal Securities - 98.2%
	Principal Amount	Value (Note 1)
Arizona - 96.0%
Apache County Indl. Dev. Auth. (Imperial Components, Inc. Proj.) Series 1996, 2.2%, LOC Harris Trust & Savings Bank, Chicago, VRDN (b)(e)	$ 1,625,000	$ 1,625,000
Arizona Edl. Ln. Marketing Corp.:
Series 1990 A, 2.1% (MBIA Insured), VRDN (b)(e)	1,200,000	1,200,000
Series 1991 A, 2.15%, LOC State Street Bank & Trust Co., VRDN (b)(e)	10,000,000	10,000,000
Arizona Health Facilities Auth. Rev.:
(Arizona Health Care Proj.) Series 2000 B, 2.05% (FSA Insured), VRDN (b)	1,000,000	1,000,000
(Blood Sys., Inc. Proj.) Series 1995, 2.2%, LOC Bank One, Arizona NA, VRDN (b)	800,000	800,000
Arizona School Facilities Board Rev.:
Bonds 4.5% 7/1/02	2,535,000	2,571,047
Participating VRDN Series MSDW 00 497, 2.11% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(f)	1,100,000	1,100,000
Arizona Trans. Board Excise Tax Rev. Bonds (Maricopa County Reg'l. Area Road Fund Prog.):
Series 1998 A, 5% 7/1/02	1,500,000	1,530,587
Series A, 0% 7/1/02 (FGIC Insured)	1,700,000	1,660,349
Arizona Trans. Board Hwy. Rev. Participating VRDN Series MSDW 00 367, 2.11% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(f)	3,605,000	3,605,000
Chandler Indl. Dev. Auth. Indl. Dev. Rev. (Red Rock Stamping Co. Proj.) Series 2000, 2.33%, LOC Key Bank Nat'l. Assoc., VRDN (b)(e)	3,250,000	3,250,000
Cochise County Poll. Cont. Rev. Solid Waste Disp. Rev. Bonds (Arizona Elec. Pwr. Coop. Proj.) 3.65%, tender 3/1/02 (Nat'l. Rural Utils. Coop. Fin. Corp. Guaranteed) (a)(b)(e)	2,000,000	2,000,000
Coconino County Poll. Cont. Corp. Rev. (Pub. Svc. Co. Proj.) Series 1996 A, 2.5%, LOC Barclays Bank PLC, VRDN (b)(e)	2,000,000	2,000,000
Flagstaff Indl. Dev. Auth. Solid Waste Disp. Rev. (Norton Envir., Inc. Proj.) Series 1997, 2.33%, LOC Key Bank Nat'l. Assoc., VRDN (b)(e)	2,400,000	2,400,000
Glendale Indl. Dev. Auth. Indl. Dev. Rev. (Superior Bedding Co. Proj.) Series 1994, 2.2%, LOC Harris Trust & Savings Bank, Chicago, VRDN (b)(e)	1,300,000	1,300,000
Maricopa County Indl. Dev. Auth. Indl. Dev. Rev. (Clayton Homes Proj.) Series 1998, 2.15%, LOC Wachovia Bank NA, VRDN (b)(e)	1,000,000	1,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Arizona - continued
Maricopa County Indl. Dev. Auth. Multi-family Hsg. Auth. Rev.:
(Glenn Oaks Apts. Proj.) Series 2001, 2.17%, LOC Fannie Mae, VRDN (b)(e)	$ 1,999,675	$ 1,999,675
(Ranchwood Apt. Proj.) Series 2001 A, 2.12%, LOC Fannie Mae, VRDN (b)(e)	2,000,000	2,000,000
Mohave County Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Enviroc, Inc. Proj.) Series 2000 A, 4.875% 12/14/01 (AMBAC Guaranteed) (e)	1,000,000	1,000,000
Phoenix Civic Impt. Board Arpt. Rev. Participating VRDN Series PA 405, 2.13% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	1,920,000	1,920,000
Phoenix Gen. Oblig. Participating VRDN Series PA 862R, 2.08% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	1,000,000	1,000,000
Phoenix Indl. Dev. Auth. Multi-family Hsg. Rev. (Bell Square Apt. Proj.) Series 1995, 2.15%, LOC Gen. Elec. Cap. Corp., VRDN (b)	1,000,000	1,000,000
Phoenix Indl. Dev. Auth. Rev.:
(Desert Botanical Garden Proj.) Series 2000, 2.1%, LOC Bank One, Arizona NA, VRDN (b)	4,000,000	4,000,000
(Independent Newspaper, Inc. Proj.) Series 2000, 2.3%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(e)	1,040,000	1,040,000
(Marlyn Nutraceuticals Proj.) 2.35%, LOC Bank One, Arizona NA, VRDN (b)(e)	1,000,000	1,000,000
(Plastican Proj.) Series 1997, 2.15%, LOC Fleet Bank NA, VRDN (b)(e)	3,655,000	3,655,000
(V.A.W. of America Proj.) Series 1997, 2.25%, LOC Bank of America NA, VRDN (b)(e)	2,000,000	2,000,000
Phoenix Indl. Dev. Auth. Single Family Mtg. Rev.:
Bonds Series 2001 1D, 2.75% 2/28/02 (e)	2,175,000	2,175,000
Participating VRDN:
Series Merlots 01 A23, 2.26% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(e)(f)	925,000	925,000
Series PT 1082, 2.13% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	820,000	820,000
Pima County Indl. Dev. Auth. Indl. Rev. Participating VRDN Series LB 00 L21, 2.05% (Liquidity Facility Lehman Brothers, Inc.) (b)(f)	4,240,000	4,240,000
Pima County Indl. Dev. Auth. Multi-family Hsg. Rev.:
(La Cholla Apt. Proj.) Series 1996, 2.15%, LOC Chase Bank of Texas NA, VRDN (b)	2,925,000	2,925,000
(River Point Proj.) Series 2001, 2.12%, LOC Fannie Mae, VRDN (b)(e)	6,000,000	6,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Arizona - continued
Pima County Indl. Dev. Auth. Single Family Hsg. Rev. Participating VRDN Series RF 99 5, 2.21% (Liquidity Facility Bank of New York NA) (b)(e)(f)	$ 1,990,000	$ 1,990,000
Pima County Indl. Dev. Auth. Single Family Mtg. Rev.:
Bonds:
Series 2001 A3, 3.45% 4/15/02 (e)	1,000,000	1,000,000
Series 2001 A5, 3.35% 4/15/02	1,000,000	1,000,000
Participating VRDN Series RF 00 16, 2.21% (Liquidity Facility Bank of New York NA) (b)(e)(f)	850,000	850,000
Salt River Proj. Agric. Impt. & Pwr. District Elec. Sys. Rev.:
Bonds (Salt River Proj.) Series A, 4.5% 1/1/02	1,100,000	1,106,107
Participating VRDN:
Series MSDW 00 208, 2.11% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(f)	2,495,000	2,495,000
Series MSDW 00 274, 2.09% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(f)	5,000,000	5,000,000
Series 1997 A, 2.7% 9/7/01, CP	1,100,000	1,100,000
Tucson & Pima County Indl. Dev. Auth. Single Family Mtg. Rev. Bonds 2.7% 7/15/02 (Trinity Plus Fdg. Co. LLC Guaranteed) (e)	1,100,000	1,100,000
Tucson Arpt. Auth. Spl. Facility Rev. (LearJet, Inc. Proj.) Series 1998 A, 2.25%, LOC Bank of America NA, VRDN (b)(e)	1,300,000	1,300,000
Yavapai County Cmnty. College District Bonds 4.875% 7/1/02	1,100,000	1,119,488
Yavapai County Indl. Dev. Auth. Indl. Dev. Rev.:
Bonds (Citizens Communications Co. Proj.) Series 1993, 4.35% tender 9/7/01, CP mode (e)	960,000	960,000
(Oxycal Lab. Proj.) Series 1999 A, 2.35%, LOC Bank One, Arizona NA, VRDN (b)(e)	1,000,000	1,000,000
Yuma County Indl. Dev. Auth. Rev. (Meadowcraft, Inc. Proj.) Series 1997, 2.25%, LOC Bank of America NA, VRDN (b)(e)	3,000,000	3,000,000
		97,762,253
Municipal Securities - continued
	Shares	Value (Note 1)
Other - 2.2%
Fidelity Municipal Cash Central Fund, 2.44% (c)(d)	2,304,233	$ 2,304,233
TOTAL INVESTMENT PORTFOLIO - 98.2%		100,066,486
NET OTHER ASSETS - 1.8%		1,786,817
NET ASSETS - 100%		$ 101,853,303
Total Cost for Income Tax Purposes $ 100,066,486
Security Type Abbreviations
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(d) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f) Provides evidence of ownership in one or more underlying municipal bonds.
Income Tax Information
At August 31, 2001, the fund had a capital loss carryforward of approximately $39,000 of which $34,000 and $5,000 will expire on August 31, 2008 and 2009, respectively.

During the fiscal year ended August 31, 2001, 100.00% of the fund's income dividends was free from federal income tax, and 55.37% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Arizona Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001
Assets
Investment in securities, at value - See accompanying schedule		$ 100,066,486
Cash		1,433,683
Receivable for investments sold on a delayed delivery basis		1,004,495
Receivable for fund shares sold		29,721
Interest receivable		392,975
Other receivables		9,506
Total assets		102,936,866
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 1,000,217
Payable for fund shares redeemed	27,222
Distributions payable	12,167
Accrued management fee	43,957
Total liabilities		1,083,563
Net Assets		$ 101,853,303
Net Assets consist of:
Paid in capital		$ 101,892,163
Accumulated undistributed net realized gain (loss) on investments		(38,860)
Net Assets, for 101,865,381 shares outstanding		$ 101,853,303
Net Asset Value, offering price and redemption price per share ($101,853,303 ÷ 101,865,381 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Arizona Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended August 31, 2001
Investment Income Interest		$ 3,858,071
Expenses
Management fee	$ 526,149
Non-interested trustees' compensation	379
Total expenses before reductions	526,528
Expense reductions	(32,435)	494,093
Net investment income		3,363,978
Net Realized Gain (Loss) on Investments		38
Net increase in net assets resulting from operations		$ 3,364,016

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Arizona Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended August 31, 2001	Year ended August 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 3,363,978	$ 3,458,058
Net realized gain (loss)	38	(15,144)
Net increase (decrease) in net assets resulting from operations	3,364,016	3,442,914
Distributions to shareholders from net investment income	(3,363,978)	(3,458,058)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	85,549,799	113,958,442
Reinvestment of distributions from net investment income	3,175,224	3,239,350
Cost of shares redeemed	(92,575,592)	(102,135,902)
Net increase (decrease) in net assets and shares resulting from share transactions	(3,850,569)	15,061,890
Total increase (decrease) in net assets	(3,850,531)	15,046,746
Net Assets
Beginning of period	105,703,834	90,657,088
End of period	$ 101,853,303	$ 105,703,834

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended August 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.032	.034	.028	.034	.033
Less Distributions
From net investment income	(.032)	(.034)	(.028)	(.034)	(.033)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A, B	3.23%	3.50%	2.84%	3.41%	3.39%
Ratios to Average Net Assets
Expenses before expense reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of voluntary waivers, if any	.50%	.50%	.50%	.36%	.35%
Expenses net of all reductions	.47% C	.50%	.50%	.36%	.35%
Net investment income	3.19%	3.46%	2.79%	3.36%	3.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 101,853	$ 105,704	$ 90,657	$ 94,523	$ 88,134

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the account closeout fee.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2001

1. Significant Accounting Policies.

Spartan Arizona Municipal Income Fund (the income fund) is a fund of Fidelity Union Street Trust. Spartan Arizona Municipal Money Market Fund (the money market fund) is a fund of Fidelity Union Street Trust II. The Board of Trustees approved a change in the name of the money market fund from Spartan Arizona Municipal Money Market Fund to Fidelity Arizona Municipal Money Market Fund. This change will be effective October 31, 2001. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Union Street Trust and Fidelity Union Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Arizona. The following summarizes the significant accounting policies of the income fund and the money market fund:

Security Valuation.

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

Income Fund. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Money Market Fund. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium, is accrued as earned.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to futures transactions and excise tax regulations. The income fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective September 1, 2001, the income fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As each fund's investment adviser, Fidelity Management & Research Company (FMR) receives a fee that is computed daily at an annual rate of .55% and .50% of average net assets for the income fund and money market fund, respectively. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by each fund is reduced by an amount equal to the fees and expenses paid by each fund to the non-interested Trustees.

FMR also bears the cost of providing shareholder services to the money market fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $436 for the period.

Sub-Adviser Fee. As each fund's investment sub-adviser, Fidelity Investments Money Management, Inc.(FIMM), an affiliate of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Fidelity Municipal Cash Central Fund. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds may invest in the Fidelity Municipal Cash Central Fund (the Cash Fund) managed by FIMM, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Fidelity Municipal Cash Central Fund - continued

securities of various states and municipalities. The Cash Fund does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

Money Market Insurance. Pursuant to an Exemptive Order issued by the SEC, the money market fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. FMR has borne the cost of the fund's premium payable to FIDFUNDS.

5. Expense Reductions.

Through arrangements with each fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each fund's expenses. During the period these credits reduced the income fund's and the money market fund's expenses by $56,615 and $32,435, respectively.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Union Street Trust and Fidelity Union Street Trust II and the Shareholders of Spartan Arizona Municipal Income Fund and Spartan Arizona Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Arizona Municipal Income Fund (a fund of Fidelity Union Street Trust) and Spartan Arizona Municipal Money Market Fund (a fund of Fidelity Union Street Trust II) at August 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Union Street Trust and Fidelity Union Street Trust II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
October 5, 2001

Annual Report

Distributions

The Board of Trustees of Spartan Arizona Municipal Income Fund voted to pay on October 9, 2001, to shareholders of record at the opening of business on October 5, 2001, a distribution of $.015 per share derived from capital gains realized from sales of portfolio securities.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Sub-Adviser

Fidelity Investments
Money Management, Inc.

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Norman U. Lind, Vice President -
Money Market Fund

Boyce I. Greer, Vice President -
Money Market Fund

Christine J. Thompson, Vice President -
Income Fund

David L. Murphy, Vice President -
Income Fund

Dwight D. Churchill, Vice President

Stanley N. Griffith, Assistant Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

* Independent trustees

Advisory Board

Robert C. Pozen

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank, N.A.

New York, NY

and

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

AZI/SPZ-ANN-1001 145577
1.536826.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Export and Multinational

Fund

Annual Report

August 31, 2001

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of the major shifts in the fund's investments over the past year.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Bleak economic news during the summer led to nearly across-the-board weakness in stock prices, which pulled several major equity indexes near or below their April 2001 lows. Through August 31, nearly every major sector of the market - from technology to financial services - had a negative year-to-date return. Fixed-income investments provided a cushion from the equity fallout, with most bond categories returning 6% to 9% so far this year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® Export and Multinational	-7.69%	151.23%	297.51%
S&P 500 ®	-24.39%	86.97%	181.22%
Growth Funds Average	-30.44%	67.22%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on October 4, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,736 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Export and Multinational	-7.69%	20.23%	22.10%
S&P 500	-24.39%	13.33%	16.14%
Growth Funds Average	-30.44%	10.32%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Export and Multinational Fund on October 4, 1994, when the fund started. As the chart shows, by August 31, 2001, the value of the investment would have grown to $39,751 - a 297.51% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $28,122 - a 181.22% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of August 31, 2001, the one year and five year cumulative total returns for the multi-cap core funds average were, -22.70% and 74.56%, respectively. The one year and five year average annual total returns were, -22.70% and 11.32%, respectively. The one year and five year cumulative total returns for the multi-cap supergroup average were, -21.10% and 71.71%, respectively. The one year and five year average annual total returns were, -21.10% and 10.95%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Despite repeated efforts by the federal government to re-energize the slowing U.S. economy during the past 12 months, no catalyst emerged that effectively jump-started corporate profits or business investment. As a result, equity markets continued to decline. For most of the period, the threat of recession - typically defined as at least two consecutive quarters of a decline in gross domestic product (GDP), which measures the amount of goods, services and investment produced - was mitigated by strong consumer spending, a significant component of GDP. But as the year wore on, consumer confidence trended lower, and GDP rose at just a 0.2% annual rate for the second quarter of 2001, the slowest pace in more than eight years. At the same time, the number of workers drawing unemployment climbed to the highest level in nearly nine years. Reaction to the weak economic news sent the Dow Jones Industrial AverageSM - an index of 30 blue-chip companies - down below the 10,000 mark for the first time since early April. For the overall 12-month period, the Dow slipped 9.79%. Growth-oriented and larger-cap indexes fell even more dramatically. The Standard & Poor's 500 Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 24.39%, while the technology-rich NASDAQ Composite® Index plunged 56.97%.

(Portfolio Manager photograph)
An interview with Doug Chase, Portfolio Manager of Fidelity Export and Multinational Fund

Q. How did the fund perform, Doug?

A. For the 12-month period that ended August 31, 2001, the fund returned -7.69%. In comparison, the Standard & Poor's 500 Index fell 24.39%. The fund's return also outperformed the -30.44% return of the growth funds average tracked by Lipper Inc.

Q. What helped the fund outperform the S&P 500 index and its peer group by such a wide margin?

A. Given the decelerating domestic economy, I positioned the fund early on to own companies that were less influenced by the economic slowdown. Having a higher exposure to companies more likely to maintain their earnings growth rates regardless of the economy's direction proved to be the major difference in performance relative to the fund's benchmarks. In particular, overweighting positions in selected areas of health care and consumer staples, which were relatively immune to weakness in the economy, was beneficial. At the same time, the fund's underexposure to underperforming growth stocks in the information technology and telecommunication services sectors also helped enhance the fund's relative performance. On an absolute basis, however, our technology and telecom stocks were primarily responsible for the fund's negative return.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Did you implement any new strategies since you last addressed shareholders six months ago?

A. A year ago, the fund was much more defensively positioned - owning a larger percentage of stable growth stocks - than it was at the end of August. This proved to be an effective strategy throughout the bulk of the period, as stocks such as Cardinal Health and Freddie Mac rallied based on their attractive relative earnings growth. During the past six months, however, I positioned the fund more offensively, adding exposure to more cyclically sensitive small- and mid-cap growth companies that could perform well when the economy improves. In many cases, these companies had good fundamentals, but their stocks had been oversold and subsequently undervalued when I purchased them due to the broader market's decline.

Q. In what areas did you find these undervalued growth opportunities?

A. In several industries, including information technology, materials, financials and industrials. For example, I added computer semiconductor manufacturer Semtech, despite reports of slowing demand for personal computers (PCs). Semtech's products are strategically positioned to benefit from higher sales growth due to the PC industry's shift toward Intel's Pentium IV processor, which involves a different operating architecture more reliant upon Semtech's products than Intel's predecessor, the Pentium III. So while the industry's sales have been slowing, I believed Semtech's sales could increase going forward.

Q. How did the fund's exposure to export and multinational companies influence performance?

A. It's had a positive influence, despite the fact that the U.S. dollar's strength worked against the fund. Take personal care company Avon Products, for example. Its fundamentals were the best they've been in years, and the company's earnings grew by double-digit percentages. Further, its business also tends to benefit from being counter-cyclical, meaning that when the economy gets tough, business improves. Avon, though, generates two-thirds of its profit from its overseas operations. Given the strength of the U.S. dollar versus overseas currencies, Avon lost roughly 7% of its total sales growth in the currency translation back to dollars. However, the company's strong fundamentals were reflected in its positive stock performance.

Q. What stocks did well? Which disappointed?

A. The fund's top and bottom performers shared a common theme: earnings. Specifically, auto retailer AutoNation, the fund's top contributor, beat analysts' earnings expectations in the second quarter of 2001. Wall Street continued to forecast earnings growth greater than 20% for Cardinal Health, another top fund performer. Among disappointments, Cisco Systems fell more than 76% during the period, and Sun Microsystems and Ditech Communications suffered similar price depreciation, as demand for networking equipment declined and earnings tumbled. I sold off our holdings in both Cisco and Sun.

Q. What's your outlook?

A. I'm gradually taking the fund in a more economically sensitive direction to benefit from a rebound in the economy. The caveat is that I may be early in owning these stocks, should the economy remain sluggish for an extended period of time. At the same time, should U.S. economic growth decline further than overseas' economies and the dollar weaken relative to other currencies, we could see the fund's multinational emphasis give the fund a strategic advantage for the first time in years. This scenario could increase the earnings of U.S. companies with multinational exposure, making them attractive relative to other U.S. companies.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital by increasing the value of the fund's shares by investing mainly in securities and common stocks

Fund number: 332

Trading symbol: FEXPX

Start date: October 4, 1994

Size: as of August 31, 2001, more than $564 million

Manager: Douglas Chase, since 2000; manager, U.S. equities, Fidelity Worldwide Fund, since 1999; assistant manager, Fidelity Magellan Fund, 1997-1999; several Fidelity Select Portfolios, 1994-1999; joined Fidelity in 1993

Doug Chase on his investment strategy:

"As a growth fund manager, my goal is to own the stocks with the best relative earnings growth. The fund has performed well relative to its index and peer group during the past year by maintaining this strategy, through higher exposure to stable growth stocks in the consumer staples and health care industries. Going forward, the stocks with the best relative earnings growth increasingly may come from more cyclically sensitive companies as the slowing economy begins to improve. I've felt that we may be close to the bottom of an economic cycle, so I've been positioning the fund with some cyclically sensitive growth stocks in areas such as specialty retailers, temporary staffing and tech that should have higher earnings growth should the economy recover.

"There are three reasons why I feel comfortable owning more of these stocks. First, the broader market has sold off significantly from its peak in 2000, reducing stock valuations and presenting many attractive buying opportunities. Second, the Federal Reserve Board aggressively moved to loosen the money supply, cutting interest rates on seven occasions. Finally, the federal government approved a tax cut, giving consumers some additional spending power. These three factors make me more confident that at some point in the months ahead, the economy is likely to rebound. If it does, the stocks I added to the fund at reduced valuations - and those that I believe could be among the fastest earnings growers - should hopefully boost fund performance."

Annual Report

Investment Changes

Top Ten Stocks as of August 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	6.4	6.6
Avon Products, Inc.	4.9	3.9
Pfizer, Inc.	4.8	5.2
AutoNation, Inc.	3.7	3.4
Computer Associates International, Inc.	3.2	1.5
Guidant Corp.	2.8	3.6
Bristol-Myers Squibb Co.	2.8	4.9
The Coca-Cola Co.	2.7	1.9
Microsoft Corp.	2.4	0.8
Freddie Mac	2.3	2.8
	36.0
Top Five Market Sectors as of August 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	21.3	25.0
Consumer Discretionary	15.9	15.0
Information Technology	15.2	20.0
Financials	14.5	10.5
Industrials	11.2	9.9
Asset Allocation (% of fund's net assets)
As of August 31, 2001 *		As of February 28, 2001 **
	Stocks 97.9%		Stocks 98.5%
	Short-Term Investments and Net Other Assets 2.1%		Short-Term Investments and Net Other Assets 1.5%
* Foreign investments	0.0%	** Foreign investments	1.5%

Annual Report

Investments August 31, 2001

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 15.9%
Hotels, Restaurants & Leisure - 3.2%
Harrah's Entertainment, Inc. (a)	37,100	$ 1,060,318
Hilton Hotels Corp.	688,600	8,752,106
Marriott International, Inc. Class A	49,900	2,188,115
Starwood Hotels & Resorts Worldwide, Inc. unit	168,000	5,686,800
		17,687,339
Household Durables - 1.2%
Centex Corp.	53,200	2,330,160
Fleetwood Enterprises, Inc.	37,400	553,520
Furniture Brands International, Inc. (a)	33,700	878,896
KB HOME	7,900	255,723
Maytag Corp.	17,900	550,067
Mohawk Industries, Inc. (a)	24,400	1,088,240
Pulte Homes, Inc.	31,700	1,199,845
		6,856,451
Leisure Equipment & Products - 0.2%
Callaway Golf Co.	54,700	991,164
Media - 3.5%
Clear Channel Communications, Inc. (a)	183,200	9,209,464
Mediacom Communications Corp. Class A (a)	50,000	864,000
Omnicom Group, Inc.	112,700	8,766,933
Tribune Co.	26,400	1,040,688
		19,881,085
Multiline Retail - 0.8%
JCPenney Co., Inc.	60,800	1,459,200
Kmart Corp. (a)	307,900	3,091,316
		4,550,516
Specialty Retail - 7.0%
Abercrombie & Fitch Co. Class A (a)	27,000	819,180
American Eagle Outfitters, Inc. (a)	103,900	2,675,425
AutoNation, Inc. (a)	1,959,600	21,085,296
CDW Computer Centers, Inc. (a)	33,400	1,362,720
Gap, Inc.	62,300	1,224,195
Lowe's Companies, Inc.	47,600	1,770,720
Pacific Sunwear of California, Inc. (a)	52,300	860,335
Pier 1 Imports, Inc.	179,500	2,180,925
Sonic Automotive, Inc. Class A (a)	439,000	7,726,400
		39,705,196
TOTAL CONSUMER DISCRETIONARY		89,671,751
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 10.2%
Beverages - 2.7%
The Coca-Cola Co.	313,400	$ 15,253,178
Food & Drug Retailing - 0.9%
CVS Corp.	61,100	2,206,321
Rite Aid Corp. (a)	392,500	3,116,450
		5,322,771
Personal Products - 5.7%
Avon Products, Inc.	598,200	27,594,966
Gillette Co.	142,300	4,361,495
		31,956,461
Tobacco - 0.9%
Philip Morris Companies, Inc.	103,900	4,924,860
TOTAL CONSUMER STAPLES		57,457,270
ENERGY - 1.4%
Energy Equipment & Services - 0.6%
National-Oilwell, Inc. (a)	80,000	1,243,200
Weatherford International, Inc. (a)	68,500	2,278,995
		3,522,195
Oil & Gas - 0.8%
Conoco, Inc.:
Class A	51,400	1,524,010
Class B	98,100	2,905,722
		4,429,732
TOTAL ENERGY		7,951,927
FINANCIALS - 14.5%
Banks - 3.7%
Bank of America Corp.	45,500	2,798,250
Bank One Corp.	73,200	2,539,308
FleetBoston Financial Corp.	71,600	2,637,028
Pacific Century Financial Corp.	42,900	1,120,548
U.S. Bancorp, Delaware	270,000	6,544,800
Wells Fargo & Co.	120,000	5,521,200
		21,161,134
Diversified Financials - 6.1%
Fannie Mae	116,000	8,840,360
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Federated Investors, Inc. Class B (non-vtg.)	33,900	$ 964,455
Freddie Mac	205,800	12,940,704
Goldman Sachs Group, Inc.	21,300	1,706,130
LaBranche & Co., Inc. (a)	30,700	806,182
Merrill Lynch & Co., Inc.	111,100	5,732,760
Morgan Stanley Dean Witter & Co.	62,700	3,345,045
		34,335,636
Insurance - 4.3%
Allstate Corp.	82,100	2,785,653
American International Group, Inc.	119,632	9,355,222
MBIA, Inc.	68,500	3,699,685
MetLife, Inc.	272,700	8,317,350
		24,157,910
Real Estate - 0.4%
Crescent Real Estate Equities Co.	32,100	755,955
Equity Residential Properties Trust (SBI)	24,800	1,460,968
		2,216,923
TOTAL FINANCIALS		81,871,603
HEALTH CARE - 21.3%
Health Care Equipment & Supplies - 3.7%
Becton, Dickinson & Co.	94,100	3,381,013
Cygnus, Inc. (a)	113,100	961,350
Guidant Corp. (a)	441,100	15,932,532
Zimmer Holdings, Inc. (a)	27,823	756,786
		21,031,681
Health Care Providers & Services - 6.6%
Cardinal Health, Inc.	489,350	35,693,190
HealthSouth Corp. (a)	67,200	1,214,976
		36,908,166
Pharmaceuticals - 11.0%
American Home Products Corp.	226,000	12,656,000
Barr Laboratories, Inc. (a)	20,000	1,674,800
Bristol-Myers Squibb Co.	278,232	15,619,944
Forest Laboratories, Inc. (a)	51,200	3,738,112
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Mylan Laboratories, Inc.	41,500	$ 1,369,085
Pfizer, Inc.	703,767	26,961,314
		62,019,255
TOTAL HEALTH CARE		119,959,102
INDUSTRIALS - 11.2%
Aerospace & Defense - 2.1%
Honeywell International, Inc.	90,400	3,368,304
Lockheed Martin Corp.	182,500	7,274,450
Northrop Grumman Corp.	17,400	1,426,800
		12,069,554
Airlines - 1.4%
Atlantic Coast Airlines Holdings, Inc. (a)	45,900	1,161,270
Northwest Airlines Corp. (a)	119,500	2,519,060
SkyWest, Inc.	18,300	582,672
UAL Corp.	102,900	3,362,772
		7,625,774
Building Products - 0.7%
American Standard Companies, Inc. (a)	47,900	3,345,815
Dal-Tile International, Inc. (a)	48,600	840,780
		4,186,595
Commercial Services & Supplies - 3.2%
Cendant Corp. (a)	148,300	2,828,081
Ecolab, Inc.	32,600	1,306,608
eFunds Corp. (a)	47,900	827,712
G&K Services, Inc. Class A	32,700	913,965
Manpower, Inc.	161,100	4,965,102
Robert Half International, Inc. (a)	74,700	1,859,283
Viad Corp.	203,150	5,342,845
		18,043,596
Industrial Conglomerates - 2.9%
Minnesota Mining & Manufacturing Co.	21,800	2,269,380
Textron, Inc.	27,600	1,445,964
Tyco International Ltd.	243,700	12,660,215
		16,375,559
Machinery - 0.9%
Albany International Corp. Class A (a)	44,700	943,170
Danaher Corp.	22,400	1,244,768
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand Co.	25,800	$ 1,046,706
Quixote Corp.	30,300	802,950
SPX Corp. (a)	6,500	755,625
		4,793,219
TOTAL INDUSTRIALS		63,094,297
INFORMATION TECHNOLOGY - 15.2%
Communications Equipment - 1.1%
Comverse Technology, Inc. (a)	51,700	1,299,738
Ditech Communications Corp. (a)	160,000	1,025,600
Lucent Technologies, Inc.	557,500	3,802,150
		6,127,488
Electronic Equipment & Instruments - 1.4%
Arrow Electronics, Inc. (a)	65,600	1,757,424
Avnet, Inc.	84,800	2,041,984
Mettler-Toledo International, Inc. (a)	33,900	1,551,603
Thermo Electron Corp. (a)	111,500	2,416,205
		7,767,216
Internet Software & Services - 0.2%
InterCept Group, Inc. (a)	36,200	1,419,040
IT Consulting & Services - 0.6%
Affiliated Computer Services, Inc. Class A (a)	40,900	3,344,393
Semiconductor Equipment & Products - 4.1%
DuPont Photomasks, Inc. (a)	15,500	542,500
Fairchild Semiconductor International, Inc. Class A (a)	59,400	1,281,258
Integrated Circuit Systems, Inc. (a)	41,200	760,140
Integrated Silicon Solution (a)	43,600	659,668
Intel Corp.	297,700	8,323,692
International Rectifier Corp. (a)	26,400	976,272
LAM Research Corp. (a)	139,100	3,937,921
Lattice Semiconductor Corp. (a)	47,200	1,103,064
Micron Technology, Inc. (a)	56,900	2,140,009
MIPS Technologies, Inc.:
Class A (a)	14,100	129,579
Class B (a)	47,800	403,910
National Semiconductor Corp. (a)	39,800	1,315,390
Semtech Corp. (a)	48,800	1,821,704
		23,395,107
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - 7.8%
BEA Systems, Inc. (a)	50,000	$ 808,500
Computer Associates International, Inc.	579,700	17,999,685
Compuware Corp. (a)	207,800	2,537,238
J.D. Edwards & Co. (a)	217,200	1,889,640
Microsoft Corp. (a)	239,400	13,657,770
NVIDIA Corp. (a)	66,600	5,641,686
RadiSys Corp. (a)	38,000	631,560
Take-Two Interactive Software, Inc. (a)	46,700	775,220
		43,941,299
TOTAL INFORMATION TECHNOLOGY		85,994,543
MATERIALS - 5.2%
Chemicals - 0.9%
IMC Global, Inc.	120,700	1,425,467
Lyondell Chemical Co.	115,000	1,565,150
PolyOne Corp.	86,500	873,650
Solutia, Inc.	103,800	1,433,478
		5,297,745
Construction Materials - 0.6%
Lafarge Corp.	24,100	885,434
Martin Marietta Materials, Inc.	22,400	884,800
Vulcan Materials Co.	26,600	1,277,066
		3,047,300
Containers & Packaging - 0.7%
Ball Corp.	77,700	4,090,905
Metals & Mining - 2.2%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	88,100	1,090,678
Phelps Dodge Corp.	202,100	7,962,740
Ryerson Tull, Inc.	265,300	3,377,269
		12,430,687
Paper & Forest Products - 0.8%
Boise Cascade Corp.	55,900	2,051,530
Bowater, Inc.	6,900	327,336
Georgia-Pacific Group	62,400	2,280,096
		4,658,962
TOTAL MATERIALS		29,525,599
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.7%
AT&T Corp.	318,100	$ 6,056,624
BellSouth Corp.	108,000	4,028,400
SBC Communications, Inc.	129,200	5,285,572
		15,370,596
UTILITIES - 0.3%
Electric Utilities - 0.2%
AES Corp. (a)	30,000	993,600
Water Utilities - 0.1%
American Water Works, Inc.	25,600	880,640
TOTAL UTILITIES		1,874,240
TOTAL COMMON STOCKS (Cost $526,509,770)		552,770,928
Cash Equivalents - 2.8%

Fidelity Cash Central Fund, 3.64% (b)	11,823,959	11,823,959
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	4,000,813	4,000,813
TOTAL CASH EQUIVALENTS (Cost $15,824,772)		15,824,772
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $542,334,542)		568,595,700
NET OTHER ASSETS - (0.7)%		(3,862,450)
NET ASSETS - 100%		$ 564,733,250
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $926,116,086 and $843,174,175, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $130,595 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $5,152,000. The weighted average interest rate was 6.67%. At period end there were no interfund loans outstanding.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $542,985,558. Net unrealized appreciation aggregated $25,610,142, of which $69,463,257 related to appreciated investment securities and $43,853,115 related to depreciated investment securities.

The fund hereby designates approximately $26,738,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending August 31, 2002 approximately $25,493,000 of losses recognized during the period November 1, 2000 to August 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001
Assets
Investment in securities, at value (including securities loaned of $3,882,957) (cost $542,334,542) - See accompanying schedule		$ 568,595,700
Receivable for investments sold		669,900
Receivable for fund shares sold		1,135,008
Dividends receivable		515,716
Interest receivable		55,959
Other receivables		1,293
Total assets		570,973,576
Liabilities
Payable for investments purchased	$ 1,579,731
Payable for fund shares redeemed	267,740
Accrued management fee	275,622
Other payables and accrued expenses	116,420
Collateral on securities loaned, at value	4,000,813
Total liabilities		6,240,326
Net Assets		$ 564,733,250
Net Assets consist of:
Paid in capital		$ 563,909,141
Undistributed net investment income		499,537
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(25,936,586)
Net unrealized appreciation (depreciation) on investments		26,261,158
Net Assets, for 34,455,139 shares outstanding		$ 564,733,250
Net Asset Value and redemption price per share ($564,733,250 ÷ 34,455,139 shares)		$16.39

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended August 31, 2001
Investment Income Dividends		$ 3,889,863
Interest		1,249,754
Security lending		14,762
Total income		5,154,379
Expenses
Management fee	$ 2,927,765
Transfer agent fees	1,098,372
Accounting and security lending fees	183,799
Non-interested trustees' compensation	1,777
Custodian fees and expenses	20,929
Registration fees	50,909
Audit	39,099
Legal	9,760
Interest	961
Miscellaneous	13,646
Total expenses before reductions	4,347,017
Expense reductions	(254,000)	4,093,017
Net investment income		1,061,362
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(16,073,202)
Foreign currency transactions	165	(16,073,037)
Change in net unrealized appreciation (depreciation) on investment securities		(28,733,737)
Net gain (loss)		(44,806,774)
Net increase (decrease) in net assets resulting from operations		$ (43,745,412)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended August 31, 2001	Year ended August 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 1,061,362	$ 1,867,770
Net realized gain (loss)	(16,073,037)	125,196,424
Change in net unrealized appreciation (depreciation)	(28,733,737)	19,310,098
Net increase (decrease) in net assets resulting from operations	(43,745,412)	146,374,292
Distributions to shareholders From net investment income	(2,393,808)	(930,998)
From net realized gain	(119,596,119)	(89,382,565)
Total distributions	(121,989,927)	(90,313,563)
Share transactions Net proceeds from sales of shares	161,964,243	103,683,023
Reinvestment of distributions	118,096,483	87,478,852
Cost of shares redeemed	(87,522,685)	(123,198,283)
Net increase (decrease) in net assets resulting from share transactions	192,538,041	67,963,592
Redemption fees	32,833	41,694
Total increase (decrease) in net assets	26,835,535	124,066,015
Net Assets
Beginning of period	537,897,715	413,831,700
End of period (including undistributed net investment income of $499,537 and $1,839,337, respectively)	$ 564,733,250	$ 537,897,715
Other Information Shares
Sold	9,537,865	4,804,370
Issued in reinvestment of distributions	7,037,837	5,106,764
Redeemed	(5,060,905)	(5,755,336)
Net increase (decrease)	11,514,797	4,155,798

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended August 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 23.45	$ 22.03	$ 16.06	$ 20.02	$ 14.85
Income from Investment Operations
Net investment income (loss) C	.04	.08	.05	(.05)	(.02)
Net realized and unrealized gain (loss)	(1.79)	6.19	6.69	(.13)	6.05
Total from investment operations	(1.75)	6.27	6.74	(.18)	6.03
Less Distributions
From net investment income	(.10)	(.05)	-	-	-
From net realized gain	(5.21)	(4.80)	(.77)	(3.79)	(.86)
Total distributions	(5.31)	(4.85)	(.77)	(3.79)	(.86)
Redemption fees added to paid in capital	.00	.00	.00	.01	.00
Net asset value, end of period	$ 16.39	$ 23.45	$ 22.03	$ 16.06	$ 20.02
Total Return A, B	(7.69)%	36.58%	43.76%	(2.35)%	41.94%
Ratios to Average Net Assets
Expenses before expense reductions	.86%	.86%	.91%	.93%	.98%
Expenses net of voluntary waivers, if any	.86%	.86%	.91%	.93%	.98%
Expenses net of all reductions	.81% D	.77% D	.86% D	.88% D	.91% D
Net investment income (loss)	.21%	.38%	.23%	(.25)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 564,733	$ 537,898	$ 413,832	$ 357,683	$ 452,636
Portfolio turnover rate	170%	380%	265%	281%	429%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former one time sales charge.

C Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2001

1. Significant Accounting Policies.

Fidelity Export and Multinational Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for non-taxable dividends, foreign currency transactions and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the funds are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $235,475 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $786 and $17,739, respectively.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Union Street Trust and the Shareholders of Fidelity Export and Multinational Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Export and Multinational Fund (a fund of Fidelity Union Street Trust) at August 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Export and Multinational Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
October 5, 2001

Annual Report

Distributions

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund designates 3% and 15% of the dividends distributed in October and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
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Colorado

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Delaware

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Florida

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Georgia

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Atlanta, GA

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Illinois

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Indiana

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Maine

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Maryland

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Massachusetts

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Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
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56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

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North Carolina

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Ohio

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Oregon

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Dallas, TX

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Houston, TX

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Utah

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Virginia

1861 International Drive
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Washington

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Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
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Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Richard A. Spillane, Jr., Vice President

Douglas B. Chase, Vice President

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropolous

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

The Chase Manhattan Bank
New York, NY

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

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www.fidelity.com

Spartan®

Maryland
Municipal Income

Fund

Annual Report

August 31, 2001

(2_fidelity_logos)(Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Bleak economic news during the summer led to nearly across-the-board weakness in stock prices, which pulled several major equity indexes near or below their April 2001 lows. Through August 31, nearly every major sector of the market - from technology to financial services - had a negative year-to-date return. Fixed-income investments provided a cushion from the equity fallout, with most bond categories returning 6% to 9% so far this year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Life of fund
Spartan MD Municipal Income	9.92%	37.14%	61.95%
LB Maryland 4 Plus Year Enhanced Municipal Bond	10.19%	40.35%	n/a*
Maryland Municipal Debt Funds Average	9.16%	32.72%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 22, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® Maryland 4 Plus Year Enhanced Municipal Bond Index - a market value-weighted index of Maryland investment-grade municipal bonds with maturities of four years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Maryland municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 39 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Life of fund
Spartan MD Municipal Income	9.92%	6.52%	5.93%
LB Maryland 4 Plus Year Enhanced Municipal Bond	10.19%	7.01%	n/a*
Maryland Municipal Debt Funds Average	9.16%	5.82%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Spartan Maryland Municipal Income Fund on April 30, 1993, shortly after the fund started. As the chart shows, by August 31, 2001, the value of the investment would have grown to $16,208 - a 62.08% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market-value oriented index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $16,829 - a 68.29% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

Annual Report

Performance - continued

Total Return Components

	Years ended August 31,
	2001	2000	1999	1998	1997
Dividend returns	4.85%	4.94%	4.21%	4.69%	4.89%
Capital returns	5.07%	1.59%	-4.36%	3.74%	3.28%
Total returns	9.92%	6.53%	-0.15%	8.43%	8.17%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended August 31, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.82¢	23.55¢	47.30¢
Annualized dividend rate	4.20%	4.42%	4.52%
30-day annualized yield	3.46%	-	-
30-day annualized tax-equivalent yield	5.82%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.70 over the past one month, $10.57 over the past six months and $10.47 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 40.57% combined effective federal and state income tax bracket. The tax-equivalent yield does not reflect the payment of the federal alternative minimum tax, if applicable.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

A three percentage point reduction in the fed funds target rate, abundant new issuance met by firm demand and generally steady tax-free returns paced the overall municipal bond market during the one-year period ending August 31, 2001. In that time, municipal bonds - as measured by the Lehman Brothers Municipal Bond Index - had a positive return in 10 of the past 12 months. For the overall 12-month period, the Lehman Brothers muni bond index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 10.19%. In response to the significant weakness in corporate profitability and subsequent volatility in U.S. equity markets, the Federal Reserve Board slashed key short-term interest rates seven times during the past year, lowering the fed funds target rate - the rate banks charge each other for overnight loans - from 6.50% at the outset of 2001 to 3.50% by the end of August, its lowest level since 1994. While the Fed's efforts had little initial effect in restoring order to the economy, municipal bond investors reacted favorably to the news. Although taxable bonds had a higher annual return in percentage terms - the Lehman Brothers Aggregate Bond Index, a benchmark of the overall taxable bond market, gained 12.35% during the past 12 months - municipal bonds compared favorably on an after-tax return basis.

(Portfolio Manager photograph)
An interview with George Fischer, Portfolio Manager of Spartan Maryland Municipal Income Fund

Q. How did the fund perform, George?

A. For the 12-month period that ended August 31, 2001, the fund had a total return of 9.92%. To get a sense of how the fund did relative to its competitors, the general Maryland municipal debt funds average returned 9.16% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Maryland 4 Plus Year Enhanced Municipal Bond Index - which tracks the types of securities in which the fund invests - returned 10.19%.

Q. What factors contributed to the Maryland municipal market's and the fund's returns during the past 12 months?

A. In the first half of the past year, municipal bonds rallied as weakening economic conditions fueled hopes that the Federal Reserve Board would lower interest rates. Those hopes gave way to reality as the Fed dramatically slashed interest rates from January through August to help boost the sagging economy. Falling rates provided a positive tone for the overall municipal market. Meanwhile, the supply of and demand for municipals remained more or less in check. The fund's total return for the period reflects the combination of some price appreciation - or depreciation - of the fund's holdings, plus the income they generated.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Short-term municipal bonds gained significant ground while longer-term bonds lagged. What caused this divergence in performance, and how did you react to it?

A. Yields on short-term municipal securities, which are closely tied to Fed actions, fell and their prices rose in tandem with interest-rate cuts. In contrast, yields on longer-term securities, which also are influenced by Fed policy but are more closely tied to expectations about economic growth and potential inflation, actually increased, causing their prices to stall or decline. That's because investors worried that the Fed's actions eventually might lead to better economic growth and higher inflation. Bondholders, of course, dislike inflation because it eats away at the value of their holdings. Throughout the period, I kept the fund diversified across all maturities. By doing so, the fund was able to benefit from the price appreciation that occurred in the short end of the market, while benefiting from higher yields offered by longer-maturity bonds.

Q. Were there particular sectors that helped or detracted from the fund's performance?

A. Yes, there were. After posting dismal results in 2000, many hospital bonds performed well this year thanks to cost cutting, price increases and higher insurance reimbursements. Those positive developments helped many of the fund's health care holdings. On the flip side, municipal bonds backed by a given corporation - known as industrial development bonds - generally performed poorly as corporate profits eroded. The fund owned only a few corporate-backed bonds during the period.

Q. What changes, if any, did you make to the fund's investments in response to the weakening economy?

A. I didn't really make any changes because I had anticipated economic weakness and approached the market fairly cautiously in terms of credit quality. I maintained the fund's emphasis on bonds with higher credit ratings, with more than 92% of the fund's investments in investment-grade bonds rated A or higher by Moody's or Standard & Poor's®. I also kept larger weightings in bonds that are resilient to economic weakness, such as special tax and education bonds. In contrast, I kept a relatively light weighting - compared with the Maryland municipal market as a whole - in general obligation bonds, which are backed by economically sensitive sales, income and other taxes.

Q. What's ahead for the Maryland municipal market?

A. In light of recent events after the end of the period surrounding the tragedies in New York City, at the Pentagon and in Pennsylvania, the outlook is difficult to predict. From a macroeconomic point of view, the Fed continues to reiterate that it is far more worried that the economy could slip into a recession than it is that inflation will heat up. Given that, many observers are expecting interest rates to come down from current levels. If that's the case, municipal bonds could benefit. Another potentially favorable factor is that municipal bonds are priced attractively relative to U.S. Treasury securities, which could fuel continued strong demand for municipals. As far as the Maryland municipal market is concerned, there are several developments I'll be watching, including how the state and other municipal issuers deal with slower economic conditions. As always, I'll continue to rely on our independent fundamental credit research to ascertain how various municipal bond issuers will be affected by recent events.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high level of current income exempt from federal and Maryland state and county income taxes

Fund number: 429

Trading symbol: SMDMX

Start date: April 22, 1993

Size: as of August 31, 2001, more than $76 million

Manager: George Fischer, since 1998; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1989

George Fischer on the weaker economy's effect on Maryland's municipal issuers:

"Weakening economic conditions have forced the state of Maryland and its numerous municipal issuers to re-evaluate their current budgets and assumptions about the future. A slowing economy has curtailed tax receipts - including key revenues such as corporate taxes, personal income taxes and sales taxes. The financial pinch caused by declining tax receipts has been exacerbated by rising expenses, particularly health care and education costs. Just a short time after enjoying surpluses, many issuers across the state now are being forced to consider cutting spending on a wide range of programs.

"As a manager of municipal bond funds, my job is to monitor the economy's ebbs and flows to determine how they'll affect revenue collections. So far, I think that the issuers of bonds in which the fund invests have done a decent job of dealing with slower revenue growth. But, as always, I'll keep a close eye on these developments, looking for problems stemming from a slower economy."

Annual Report

Investment Changes

Top Five Sectors as of August 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	33.1	39.6
Escrowed/Pre-Refunded	17.6	10.6
Health Care	10.1	6.5
Special Tax	8.1	12.6
Education	6.2	6.5
Average Years to Maturity as of August 31, 2001
		6 months ago
Years	14.6	13.7
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of August 31, 2001
6 months ago
Years	6.1	6.2

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of August 31, 2001 *	As of February 28, 2001 **
Aaa 63.5%	Aaa 63.4%
Aa, A 29.2%	Aa, A 28.9%
Baa 4.0%	Baa 4.5%
Not Rated 1.9%	Not Rated 0.0%
Short-term Investments 1.4%	Short-term Investments 3.2%

Where Moody's ratings are not available, we have used S&P ® ratings. Amounts shown are as a percentage of the fund's investments.

Annual Report

Investments August 31, 2001

Showing Percentage of Net Assets

Municipal Bonds - 93.1%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Maryland - 81.3%
Anne Arundel County (Consolidated Wtr. & Swr. Proj.) 7% 8/1/04	Aa2	$ 550,000	$ 612,002
Baltimore County Metro. District (Spl. Assessment Proj.) 63rd Issue, 6.125% 7/1/07 (Pre-Refunded to 7/1/02 @ 102) (e)	Aaa	850,000	892,177
Baltimore Gen. Oblig. (Consolidated Pub. Impt. Proj.) Series A:
0% 10/15/06 (FGIC Insured)	Aaa	2,000,000	1,624,740
5.5% 10/15/11 (FGIC Insured)	Aaa	1,000,000	1,094,940
5.5% 10/15/14 (FGIC Insured) (Pre-Refunded to 4/15/08 @ 101) (e)	Aaa	500,000	557,795
5.625% 10/15/13 (FGIC Insured) (Pre-Refunded to 10/15/06 @ 102) (e)	Aaa	1,460,000	1,644,500
7% 10/15/09 (MBIA Insured)	Aaa	1,000,000	1,215,530
Baltimore Gen. Oblig. Proj. Rev. (Wtr. Proj.) Series A, 5% 7/1/24 (FGIC Insured)	Aaa	1,100,000	1,124,233
Baltimore Port Facilities Rev. (Consolidated Coal Sales Co. Proj.) 6.5% 12/1/10	Aa3	2,000,000	2,102,940
Frederick County Gen. Oblig. 5.75% 7/1/16	Aa2	1,000,000	1,041,570
Maryland Cmnty. Dev. Administration Dept. Hsg. & Cmnty. Dev.:
(Residential Proj.) Series B, 5.05% 9/1/19 (d)	Aa2	730,000	736,643
(Single Family Mtg. Prog.) Series 7, 7.25% 4/1/19 (d)	Aa2	500,000	519,880
Maryland Gen. Oblig. (State & Local Facilities Ln. Prog.):
First Series, 5.5% 2/1/06	Aaa	1,000,000	1,043,510
Second Series:
5% 7/15/11	Aaa	1,500,000	1,600,425
5% 8/1/12	Aaa	1,000,000	1,052,960
5.25% 7/15/12	Aaa	2,000,000	2,156,300
5.25% 7/15/13	Aaa	1,500,000	1,612,560
Series 1997 2, 5% 8/1/10	Aaa	1,000,000	1,065,810
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Johns Hopkins Hosp. Issue Proj.) 5% 5/15/34	A1	1,500,000	1,491,345
(Johns Hopkins Univ. Issue Proj.) Series A, 5% 7/1/41	Aa2	2,000,000	1,973,500
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Charity Oblig. Group Proj.) Series D, 4.6% 11/1/26 (Pre-Refunded to 11/1/03 @ 100) (e)	Aaa	950,000	989,302
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Maryland - continued
Maryland Health & Higher Edl. Facilities Auth. Rev.: - continued
(Good Samaritan Hosp. Proj.):
5.7% 7/1/09 (Escrowed to Maturity) (e)	-	$ 1,000,000	$ 1,120,970
5.75% 7/1/13 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	145,000	162,278
5.75% 7/1/13 (Escrowed to Maturity) (e)	-	240,000	268,598
(Helix Health Proj.) 5% 7/1/17 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	1,000,000	1,034,170
(Howard County Gen. Hosp. Proj.) 5.5% 7/1/13 (Escrowed to Maturity) (e)	Aaa	1,000,000	1,056,420
(Johns Hopkins Univ. Issue Proj.) 6% 7/1/39	Aa2	1,000,000	1,155,740
(Johns Hopkins Univ. Issue Proj.) 6% 7/1/10	Aa2	500,000	575,455
(Johns Hopkins Univ. Issue Proj.) 5.125% 7/1/20	Aa2	500,000	511,275
(Loyola College Issue Proj.) 5% 10/1/39	A2	2,000,000	1,963,980
(North Arundel Hosp. Proj.) 6.5% 7/1/31	Baa1	1,320,000	1,408,453
(Univ. of Maryland Med. Sys. Proj.) 6.75% 7/1/30	Baa1	500,000	544,280
Maryland Indl. Dev. Fing. Auth. Econ. Dev. Rev. (Holy Cross Health Sys. Corp. Proj.) 5.5% 12/1/15	Aa3	1,150,000	1,183,787
Maryland Indl. Dev. Fing. Auth. Rev.:
(American Ctr. for Physics Proj.):
5.25% 12/15/13	Aa3	1,100,000	1,190,310
5.25% 12/15/15	Aa3	320,000	339,962
(Holy Cross Health Sys. Corp. Proj.) 5.7% 12/1/10	Aa3	1,000,000	1,134,250
Maryland Trans. Auth. Rev. (Trans. Facilities Projs.):
0% 7/1/04 (FGIC Insured)	Aaa	2,500,000	2,294,850
5.8% 7/1/06	A1	500,000	553,450
6.8% 7/1/16 (Escrowed to Maturity) (e)	Aaa	1,015,000	1,227,846
Montgomery County Gen. Oblig.:
(Consolidated Pub. Impt. Proj.) Series A:
5.375% 5/1/05	Aaa	1,000,000	1,080,830
5.375% 5/1/12	Aaa	1,000,000	1,081,510
5.6% 7/1/04	Aaa	1,000,000	1,074,510
5.625% 10/1/06	Aaa	1,000,000	1,087,860
Series A, 6.3% 4/1/04	Aaa	500,000	542,435
Montgomery County Hsg. Opportunity Commission Single Family Mtg. Rev. Series A, 6.6% 7/1/14	Aa2	920,000	973,940
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Maryland - continued
Northeast Maryland Waste Disp. Auth. Resource Recovery Rev.:
(Baltimore Resco Retrofit Proj.) 4.75% 1/1/12 (d)	BBB	$ 1,000,000	$ 961,840
(Southwest Resource Recovery Facilities Proj.) 7.2% 1/1/05 (MBIA Insured)	Aaa	1,235,000	1,369,220
Northeast Maryland Waste Disp. Auth. Solid Waste Rev. (Montgomery County Resource Recovery Proj.) Series A:
5.9% 7/1/05 (d)	A2	760,000	825,770
6% 7/1/07 (d)	A2	500,000	551,620
Prince Georges County Ctfs. of Prtn.:
(Equip. Acquisition Prog.) 4.5% 6/15/05 (MBIA Insured)	Aaa	1,065,000	1,114,980
Series A, 0% 6/30/11 (MBIA Insured)	Aaa	2,400,000	1,571,568
Prince Georges County Gen. Oblig.:
(Consolidated Pub. Impt. Proj.) 6.25% 1/1/03 (MBIA Insured)	Aaa	1,000,000	1,046,460
5.5% 3/15/16 (MBIA Insured)	Aaa	465,000	492,547
5.5% 3/15/16 (MBIA Insured) (Pre-Refunded to 3/15/06 @ 101) (e)	Aaa	535,000	589,179
Prince Georges County Hsg. Auth. Rev. (Single Family Mtg. Prog.) Series A, 6.5% 12/1/15 (d)	AAA	320,000	336,262
Univ. of Maryland Sys. Auxiliary Facility & Tuition Rev. Series A, 5.6% 4/1/16	Aa3	500,000	529,870
Washington D.C. Metro. Area Trans. Auth. Gross Rev. 6% 7/1/10 (FGIC Insured)	Aaa	1,570,000	1,815,799
Washington D.C. Suburban Sanitation District Second Series, 8% 1/1/02	Aa1	1,000,000	1,017,480
			61,942,416
Puerto Rico - 11.8%
Puerto Rico Commonwealth Gen. Oblig. 5.5% 7/1/11 (FGIC Insured) (b)	Aaa	1,000,000	1,096,500
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev. Series Y, 5.5% 7/1/36 (FSA Insured)	Aaa	1,000,000	1,083,380
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Series A, 4.75% 7/1/38 (MBIA Insured)	Aaa	1,000,000	976,560
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Puerto Rico - continued
Puerto Rico Commonwealth Infrastructure Fing. Auth.:
Series 2000 A, 5.5% 10/1/40 (Escrowed to Maturity) (e)	Aaa	$ 3,050,000	$ 3,255,173
Series A, 5.5% 10/1/32 (Escrowed to Maturity) (e)	Aaa	500,000	535,715
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Series HH, 5.25% 7/1/29 (FSA Insured)	Aaa	2,000,000	2,064,000
			9,011,328
TOTAL MUNICIPAL BONDS (Cost $66,871,130)			70,953,744
Municipal Notes - 1.3%

Maryland - 1.3%
Maryland Cmnty. Dev. Administration Multi-family Dev. Rev. (Avolon Ridge Apts. Proj.) Series 1997, 1.95%, LOC Fannie Mae, VRDN (c) (Cost $1,000,000)	1,000,000	1,000,000
TOTAL INVESTMENT PORTFOLIO - 94.4% (Cost $67,871,130)		71,953,744
NET OTHER ASSETS - 5.6%		4,301,968
NET ASSETS - 100%		$ 76,255,712
Security Type Abbreviation
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	92.2%	AAA, AA, A	84.0%
Baa	2.7%	BBB	1.3%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 1.9%.
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	33.1%
Escrowed/Pre-Refunded	17.6
Health Care	10.1
Special Tax	8.1
Education	6.2
Industrial Development	6.1
Others* (individually less than 6%)	18.8
100.0%
* Includes net other assets.
Purchases and sales of securities, other than short-term securities, aggregated $21,315,758 and $6,406,656, respectively.
The market value of futures contracts opened and closed during the period amounted to $1,990,276 and $2,037,224, respectively.
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $67,871,131. Net unrealized appreciation aggregated $4,082,613, of which $4,100,755 related to appreciated investment securities and $18,142 related to depreciated investment securities.

At August 31, 2001, the fund had a capital loss carryforward of approximately $1,193,000 of which $924,000, $18,000 and $251,000 will expire on August 31, 2004, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001
Assets
Investment in securities, at value (cost $67,871,130) - See accompanying schedule		$ 71,953,744
Cash		4,477,147
Receivable for fund shares sold		256,318
Interest receivable		769,491
Other receivables		15,834
Total assets		77,472,534
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 1,063,180
Payable for fund shares redeemed	55,350
Distributions payable	65,208
Accrued management fee	33,084
Total liabilities		1,216,822
Net Assets		$ 76,255,712
Net Assets consist of:
Paid in capital		$ 73,372,080
Undistributed net investment income		5,124
Accumulated undistributed net realized gain (loss) on investments		(1,204,106)
Net unrealized appreciation (depreciation) on investments		4,082,614
Net Assets, for 7,079,947 shares outstanding		$ 76,255,712
Net Asset Value, offering price and redemption price per share ($76,255,712 ÷ 7,079,947 shares)		$10.77

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended August 31, 2001
Investment Income Interest		$ 3,028,745
Expenses
Management fee	$ 339,191
Non-interested trustees' compensation	215
Total expenses before reductions	339,406
Expense reductions	(89,211)	250,195
Net investment income		2,778,550
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(57,909)
Futures contracts	46,948	(10,961)
Change in net unrealized appreciation (depreciation) on investment securities		3,199,138
Net gain (loss)		3,188,177
Net increase (decrease) in net assets resulting from operations		$ 5,966,727

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended August 31, 2001	Year ended August 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 2,778,550	$ 2,297,287
Net realized gain (loss)	(10,961)	(268,217)
Change in net unrealized appreciation (depreciation)	3,199,138	1,126,641
Net increase (decrease) in net assets resulting from operations	5,966,727	3,155,711
Distributions to shareholders from net investment income	(2,790,784)	(2,289,088)
Share transactions Net proceeds from sales of shares	27,709,618	15,892,379
Reinvestment of distributions from net investment income	2,044,880	1,665,421
Cost of shares redeemed	(11,271,592)	(12,459,301)
Net increase (decrease) in net assets resulting from share transactions	18,482,906	5,098,499
Redemption fees	1,429	4,681
Total increase (decrease) in net assets	21,660,278	5,969,803
Net Assets
Beginning of period	54,595,434	48,625,631
End of period (including undistributed net investment income of $5,124 and $18,021, respectively)	$ 76,255,712	$ 54,595,434
Other Information Shares
Sold	2,632,649	1,593,231
Issued in reinvestment of distributions	195,070	166,668
Redeemed	(1,074,063)	(1,253,279)
Net increase (decrease)	1,753,656	506,620

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended August 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 10.250	$ 10.090	$ 10.550	$ 10.170	$ 9.850
Income from Investment Operations Net investment income	.470 B	.474 B	.451	.461	.466
Net realized and unrealized gain (loss)	.523	.161	(.461)	.380	.323
Total from investment operations	.993	.635	(.010)	.841	.789
Less Distributions
From net investment income	(.473)	(.476)	(.451)	(.461)	(.466)
In excess of net realized gain	-	-	-	-	(.003)
Total distributions	(.473)	(.476)	(.451)	(.461)	(.469)
Redemption fees added to paid in capital	.000	.001	.001	.000	.000
Net asset value, end of period	$ 10.770	$ 10.250	$ 10.090	$ 10.550	$ 10.170
Total Return D	9.92%	6.53%	(0.15)%	8.43%	8.17%
Ratios to Average Net Assets
Expenses before expense reductions	.55%	.55%	.55%	.55%	.55%
Expenses net of voluntary waivers, if any	.55%	.55%	.55%	.55%	.55%
Expenses net of all reductions	.40% C	.45% C	.49% C	.53% C	.54% C
Net investment income	4.48%	4.76%	4.34%	4.44%	4.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,256	$ 54,595	$ 48,626	$ 43,833	$ 40,231
Portfolio turnover rate	11%	27%	12%	23%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2001

1. Significant Accounting Policies.

Spartan Maryland Municipal Income Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The fund may be affected by economic and political developments in the state of Maryland. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, capital loss carryforwards and losses deferred due to excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective September 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a fee that is computed daily at an annual rate of .55% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

Sub-Adviser Fee. As the fund's investment sub-adviser, Fidelity Investments Money Management, Inc.(FIMM), an affiliate of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

5. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's expenses by $89,211.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Maryland Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Maryland Municipal Income Fund (a fund of Fidelity Union Street Trust) at August 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Maryland Municipal Income's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
October 5, 2001

Annual Report

Distributions

During fiscal year ended 2001, 100% of the fund's income dividends was free from federal income tax, and 7.31% of the fund's income dividends was subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Dwight D. Churchill, Vice President

David L. Murphy, Vice President

George A. Fischer, Vice President

Stanley N. Griffith, Assistant Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

* Independent trustees

Transfer and Shareholder
Servicing Agents

Citibank, N.A.

New York, NY

and

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

Fidelity's Municipal Bond Funds

Spartan(automated graphic)    Arizona Municipal Income

Spartan California Municipal Income

Spartan Connecticut Municipal Income

Spartan Florida Municipal Income

Spartan Intermediate Municipal Income

Spartan Maryland Municipal Income

Spartan Massachusetts Municipal Income

Spartan Michigan Municipal Income

Spartan Minnesota Municipal Income

Spartan Municipal Income

Spartan New Jersey Municipal Income

Spartan New York Municipal Income

Spartan Ohio Municipal Income

Spartan Pennsylvania Municipal Income

Spartan Short-Intermediate
Municipal Income

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SMD-ANN-1001 146263
1.536791.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com